Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2022

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10
	Investment Yields	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	Account Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	12
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	13

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2022	December 31, 2021
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$39,804,617	$51,305,943
Mortgage loans on real estate	6,949,027	5,687,998
Real estate investments	1,056,063	337,939
Limited partnerships and limited liability companies	1,266,779	520,120
Derivative instruments	431,727	1,277,480
Other investments	1,817,085	1,247,024
Total investments	51,325,298	60,376,504

Cash and cash equivalents	1,919,669	4,508,982
Coinsurance deposits	13,208,399	8,850,608
Accrued investment income	497,851	445,097
Deferred policy acquisition costs	3,562,075	2,222,769
Deferred sales inducements	2,593,350	1,546,073
Deferred income taxes	220,873	—
Income taxes recoverable	55,498	166,586
Other assets	543,128	232,490
Total assets	$73,926,141	$78,349,109

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,118,134	$65,477,778
Other policy funds and contract claims	512,790	226,844
Notes and loan payable	792,073	496,250
Subordinated debentures	78,753	78,421
Deferred income taxes	—	541,972
Funds withheld for reinsurance liabilities	6,577,426	3,124,740
Other liabilities	1,656,509	2,079,977
Total liabilities	70,735,685	72,025,982

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	84,810	92,514
Additional paid-in capital	1,325,316	1,614,374
Accumulated other comprehensive income (loss)	(2,155,055)	1,848,789
Retained earnings	3,914,124	2,767,422
Total stockholders' equity attributable to American Equity Investment Life Holding Company	3,169,223	6,323,127
Noncontrolling interests	21,233	—
Total stockholders' equity	3,190,456	6,323,127
Total liabilities and stockholders' equity	$73,926,141	$78,349,109

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues:
Premiums and other considerations	$2,991	$14,553	$19,739	$58,202
Annuity product charges	61,666	60,310	230,354	242,631
Net investment income	537,995	514,599	2,307,463	2,037,475
Change in fair value of derivatives	22,243	522,251	(1,138,128)	1,348,735
Net realized gains (losses) on investments	14,411	(10,478)	(47,848)	(13,242)
Other revenue	15,148	8,026	43,921	15,670
Total revenues	654,454	1,109,261	1,415,501	3,689,471

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	5,663	16,975	31,099	67,983
Interest sensitive and index product benefits	160,243	574,816	889,650	2,681,406
Amortization of deferred sales inducements	46,773	59,409	408,548	152,692
Change in fair value of embedded derivatives	342,409	186,802	(2,352,598)	(358,302)
Interest expense on notes and loan payable	10,228	6,259	32,098	25,581
Interest expense on subordinated debentures	1,335	1,330	5,331	5,324
Amortization of deferred policy acquisition costs	64,338	82,999	615,300	268,328
Other operating costs and expenses	62,041	66,279	239,616	243,712
Total benefits and expenses	693,030	994,869	(130,956)	3,086,724
Income (loss) before income taxes	(38,576)	114,392	1,546,457	602,747
Income tax expense (benefit)	(20,478)	21,255	325,155	128,755
Net income (loss)	(18,098)	93,137	1,221,302	473,992
Less: Net income available to noncontrolling interests	361	—	358	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders	(18,459)	93,137	1,220,944	473,992
Less: Preferred stock dividends	10,919	10,919	43,675	43,675
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(29,378)	$82,218	$1,177,269	$430,317

Earnings (loss) per common share	$(0.34)	$0.89	$13.00	$4.58
Earnings (loss) per common share - assuming dilution	$(0.34)	$0.88	$12.86	$4.55

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	85,274	92,479	90,558	93,860
Earnings (loss) per common share - assuming dilution	86,402	93,378	91,538	94,491

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Revenues:
Traditional life insurance premiums	$626	$634	$691	$675	$677
Life contingent immediate annuity considerations	2,365	2,205	3,140	9,403	13,876
Surrender charges	22,030	19,783	15,345	15,541	13,638
Lifetime income benefit rider fees	39,636	41,036	40,169	36,814	46,672
Net investment income	537,995	609,737	592,308	567,423	514,599
Change in fair value of derivatives	22,243	(176,671)	(506,181)	(477,519)	522,251
Net realized gains (losses) on investments	14,411	(15,860)	(33,272)	(13,127)	(10,478)
Other revenue (a)	15,148	10,989	9,195	8,589	8,026
Total revenues	654,454	491,853	121,395	147,799	1,109,261

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	703	424	785	765	624
Life contingent immediate annuity benefits and change in future policy benefits	4,960	5,283	6,306	11,873	16,351
Interest sensitive and index product benefits (b)	160,243	121,890	234,855	372,662	574,816
Amortization of deferred sales inducements (c)	46,773	127,784	90,446	143,545	59,409
Change in fair value of embedded derivatives (d)	342,409	(415,374)	(885,984)	(1,393,649)	186,802
Interest expense on notes payable	10,228	8,984	6,461	6,425	6,259
Interest expense on subordinated debentures	1,335	1,333	1,346	1,317	1,330
Amortization of deferred policy acquisition costs (c)	64,338	183,182	142,354	225,426	82,999
Other operating costs and expenses	62,041	59,532	59,923	58,120	66,279
Total benefits and expenses	693,030	93,038	(343,508)	(573,516)	994,869
Income (loss) before income taxes	(38,576)	398,815	464,903	721,315	114,392
Income tax expense (benefit)	(20,478)	86,214	104,327	155,092	21,255
Net income (loss) (b)(c)(d)	(18,098)	312,601	360,576	566,223	93,137
Less: Net income (loss) available to noncontrolling interests	361	1	(4)	—	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)	(18,459)	312,600	360,580	566,223	93,137
Less: Preferred stock dividends	10,919	10,918	10,919	10,919	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)	$(29,378)	$301,682	$349,661	$555,304	$82,218

Earnings (loss) per common share	$(0.34)	$3.44	$3.78	$5.73	$0.89
Earnings (loss) per common share - assuming dilution (b)(c)(d)	$(0.34)	$3.41	$3.74	$5.67	$0.88

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	85,274	87,707	92,544	96,866	92,479
Earnings (loss) per common share - assuming dilution	86,402	88,581	93,375	97,953	93,378
(a)Other revenue consists of $3.5 million in Q4 2022, $3.3 million in Q3 2022, $3.0 million in Q2 2022, $2.9 million in Q1 2022 and $2.8 million in Q4 2021 related to asset liability management fees and $11.7 million in Q4 2022, $7.7 million in Q3 2022, $6.2 million in Q2 2022, $5.7 million in Q1 2022 and $5.3 million in Q4 2021 related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other liabilities on the Consolidated Balance Sheets, was $607.5 million and $321.7 million at December 31, 2022 and 2021, respectively. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred and the present value of the ceding commissions offset by a reduction in deferred policy acquisition costs associated with the in-force business ceded.
(b)Q3 2022 includes a benefit from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index products by $53.0 million and increased both net income and net income available to common stockholders by $41.6 million and increased earnings per common share - assuming dilution by $0.47 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both net income and net income available to common stockholders by $8.2 million and decreased earnings per common share - assuming dilution by $0.09 per share.
(c)Q3 2022 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $45.7 million and $56.9 million, respectively, and decreased both net income and net income available to common stockholders by $80.5 million and decreased earnings per common share - assuming dilution by $0.91 per share.
Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $6.3 million and $6.9 million, respectively, and decreased both net income and net income available to common stockholders by $10.4 million and decreased earnings per common share - assuming dilution by $0.11 per share
(d)Q3 2022 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $94.8 million and increased both net income and net income available to common stockholders by $74.4 million and increased earnings per common share - assuming dilution by $0.84 per share.
Q4 2021 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $3.5 million and decreased both net income and net income available to common stockholders by $2.7 million and decreased earnings per common share - assuming dilution by $0.03 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(29,378)	$82,218	$1,177,269	$430,317
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses (a)	(15,167)	7,771	36,428	10,299
Change in fair value of derivatives and embedded derivatives (a)	138,966	(14,544)	(1,080,356)	(187,290)
Net investment income (a)	664	—	664	—
Other revenue	5,969	—	5,969	—
Income taxes	(33,154)	383	222,966	37,184
Non-GAAP operating income available to common stockholders	67,900	75,828	362,940	290,510
Impact of excluding notable items (b)	—	21,235	(26,572)	78,036
Non-GAAP operating income available to common stockholders, excluding notable items	$67,900	$97,063	$336,368	$368,546

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(0.34)	$0.88	$12.86	$4.55
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	(0.18)	0.08	0.40	0.11
Change in fair value of derivatives and embedded derivatives	1.61	(0.15)	(11.80)	(1.98)
Net investment income	0.01	—	0.01	—
Other revenue	0.07	—	0.06	—
Income taxes	(0.38)	—	2.43	0.39
Non-GAAP operating income available to common stockholders	0.79	0.81	3.96	3.07
Impact of excluding notable items	—	0.23	(0.29)	0.83
Non-GAAP operating income available to common stockholders, excluding notable items	$0.79	$1.04	$3.67	$3.90

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Notable Items

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates	$—	$(21,235)	$26,572	$(78,036)
Total notable items (b)	$—	$(21,235)	$26,572	$(78,036)
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net realized (gains) losses on financial assets, including credit losses:
Net realized (gains) losses on financial assets, including credit losses	$(19,460)	$10,045	$48,264	$13,618
Amortization of DAC and DSI and accretion of LIBR reserves	4,293	(2,274)	(11,836)	(3,319)
Income taxes	3,261	(1,670)	(7,832)	(2,214)
	$(11,906)	$6,101	$28,596	$8,085
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$89,662	$(26,797)	$(1,129,326)	$(314,403)
Reinsurance contracts	78,594	(2,362)	(439,502)	(2,362)
Interest rate swaps	1,511	—	19,623	—
Amortization of DAC and DSI	(30,801)	14,615	468,849	129,475
Income taxes	(34,989)	2,053	232,224	39,398
	$103,977	$(12,491)	$(848,132)	$(147,892)
Net investment income:
Income associated with assets transferred under reinsurance treaty	$1,476	$—	$1,476	$—
Amortization of DAC and DSI	(812)	—	(812)	—
Income taxes	(143)	—	(143)	—
	$521	$—	$521	$—
Other revenue:
Amortization of deferred fees associated with reinsurance treaties	$5,969	$—	$5,969	$—
Income taxes	(1,283)	—	(1,283)	—
	$4,686	$—	$4,686	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(29,378)	$301,682	$349,661	$555,304	$82,218
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses (a)	(15,167)	9,738	31,572	10,285	7,771
Change in fair value of derivatives and embedded derivatives (a)	138,966	(248,823)	(367,145)	(603,354)	(14,544)
Net investment income (a)	664	—	—	—	—
Other revenue	5,969	—	—	—	—
Income taxes	(33,154)	51,403	77,056	127,661	383
Non-GAAP operating income available to common stockholders (b)(c)	67,900	114,000	91,144	89,896	75,828
Impact of excluding notable items (d)	—	(26,572)	—	—	21,235
Non-GAAP operating income available to common stockholders, excluding notable items	$67,900	$87,428	$91,144	$89,896	$97,063

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(0.34)	$3.41	$3.74	$5.67	$0.88
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	(0.18)	0.11	0.34	0.11	0.08
Change in fair value of derivatives and embedded derivatives	1.61	(2.81)	(3.93)	(6.16)	(0.15)
Net investment income	0.01	—	—	—	—
Other revenue	0.07	—	—	—	—
Income taxes	(0.38)	0.58	0.83	1.30	—
Non-GAAP operating income available to common stockholders (b)(c)	0.79	1.29	0.98	0.92	0.81
Impact of excluding notable items (d)	—	(0.30)	—	—	0.23
Non-GAAP operating income available to common stockholders, excluding notable items	$0.79	$0.99	$0.98	$0.92	$1.04
Notable Items

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$—	$26,572	$—	$—	$(21,235)
Total notable items (d)	$—	$26,572	$—	$—	$(21,235)
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q3 2022 includes a benefit from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index products by $53.0 million and increased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $41.6 million and $0.47 per share, respectively.
Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $8.2 million and $0.09 per share, respectively.
(c)Q3 2022 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $8.7 million and $10.5 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $15.1 million and $0.17 per share, respectively.
Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $7.7 million and $8.8 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $13.0 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Net realized (gains) losses on investments	$(14,411)	$15,860	$33,272	$13,127	$10,478
Net investment income	1,476	—	—	—	—
Other revenue	5,969	—	—	—	—
Change in fair value of derivatives	(172,643)	14,423	415,171	546,442	(215,961)
Increase (decrease) in total revenues	(179,609)	30,283	448,443	559,569	(205,483)

Amortization of deferred sales inducements	13,417	(59,647)	(37,179)	(90,361)	(4,506)
Change in fair value of embedded derivatives	(342,409)	415,374	885,984	1,393,649	(186,802)
Interest sensitive and index product benefits (a)	4,087	502	(2,569)	143	971
Amortization of deferred policy acquisition costs	14,864	(86,861)	(62,220)	(150,793)	(8,373)
Increase (decrease) in total benefits and expenses	(310,041)	269,368	784,016	1,152,638	(198,710)
Increase (decrease) in income (loss) before income taxes	130,432	(239,085)	(335,573)	(593,069)	(6,773)
Increase (decrease) in income tax expense benefit	33,154	(51,403)	(77,056)	(127,661)	(383)
Increase (decrease) in net income (loss) available to common stockholders	$97,278	$(187,682)	$(258,517)	$(465,408)	$(6,390)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Capitalization:
Notes and loan payable	$800,000	$800,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,753	78,668	78,584	78,502	78,421
Total debt	878,753	878,668	578,584	578,502	578,421
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	3,169,223	3,207,698	3,882,217	5,171,086	6,323,127
Total capitalization	4,047,976	4,086,366	4,460,801	5,749,588	6,901,548
Accumulated other comprehensive (income) loss (AOCI)	2,155,055	2,214,388	1,387,968	(63,706)	(1,848,789)
Total capitalization excluding AOCI (a)	$6,203,031	$6,300,754	$5,848,769	$5,685,882	$5,052,759

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$3,169,223	$3,207,698	$3,882,217	$5,171,086	$6,323,127
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	2,469,223	2,507,698	3,182,217	4,471,086	5,623,127
Accumulated other comprehensive (income) loss	2,155,055	2,214,388	1,387,968	(63,706)	(1,848,789)
Total common stockholders’ equity excluding AOCI (c)	4,624,278	4,722,086	4,570,185	4,407,380	3,774,338
Net impact of fair value accounting for derivatives and embedded derivatives	(1,150,532)	(1,217,754)	(1,031,257)	(750,229)	(274,981)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,473,746	$3,504,332	$3,538,928	$3,657,151	$3,499,357

Common shares outstanding	84,810,255	85,966,505	90,168,512	95,019,904	92,513,517

Book Value per Common Share: (d)
Book value per common share	$29.11	$29.17	$35.29	$47.05	$60.78
Book value per common share excluding AOCI (c)	$54.52	$54.93	$50.68	$46.38	$40.80
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$40.96	$40.76	$39.25	$38.49	$37.83

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	12.9%	12.7%	8.5%	8.8%	9.9%
Total debt / Total capitalization	14.2%	13.9%	9.9%	10.2%	11.4%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
4.34%	3.73%	Average yield on invested assets	4.30%	4.48%	4.33%	4.15%	3.80%
1.71%	1.55%	Aggregate cost of money	1.76%	1.75%	1.69%	1.64%	1.51%
2.63%	2.18%	Aggregate investment spread	2.54%	2.73%	2.64%	2.51%	2.29%

		Impact of:
0.03%	0.11%	Investment yield - additional prepayment income	0.01%	0.03%	0.05%	0.03%	0.12%
0.01%	0.07%	Cost of money effect of over hedging	—%	—%	0.02%	0.03%	0.14%

$53,225,871	$54,750,862	Weighted average investments	$50,040,228	$54,378,154	$54,768,966	$54,728,239	$54,407,554
49,811,623	54,617,968	Ending investments	49,811,623	54,056,886	54,699,422	54,838,509	54,617,968
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Investment Yields

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
		Investment income:
$2,108,088	$1,967,496	Fixed income (a)	$511,077	$547,326	$539,382	$510,303	$500,577
200,349	73,990	Mark-to-market private asset income (a)	26,816	61,671	53,816	58,046	16,596
$2,308,437	$2,041,486	Total non-GAAP investment income (b)	$537,893	$608,997	$593,198	$568,349	$517,173

		Investment yield:
4.08%	3.62%	Fixed income investment yield	4.26%	4.16%	4.04%	3.80%	3.73%
12.95%	16.53%	Mark-to-market private asset yield	5.29%	13.89%	15.15%	22.36%	9.60%
4.34%	3.73%	Total investment yield	4.30%	4.48%	4.33%	4.15%	3.80%

		Weighted average investments:
$51,678,469	$54,303,353	Fixed income investments	$48,012,311	$52,602,319	$53,347,874	$53,689,782	$53,716,356
1,547,402	447,509	Mark-to-market private assets	2,027,917	1,775,835	1,421,092	1,038,457	691,199
$53,225,871	$54,750,862	Total weighted average investments	$50,040,228	$54,378,154	$54,768,966	$54,728,239	$54,407,555
(a)Net of investment expenses
(b)Non-GAAP investment income is comprised of GAAP Net Investment Income adjusted to remove income associated with cash held by the Parent Company for corporate activities and to gross up income related to the tax benefit of tax exempt investment income, in addition to the adjustments shown in the reconciliation of Net Income to Non-GAAP Operating Income on page 5. The net impact of the adjustments for income associated with cash held by the Parent Company and tax exempt investment income was $1,578 thousand in Q4 2022, $740 thousand in Q3 2022, $890 thousand in Q2 2022, $926 thousand in Q1 2022, and $2,574 thousand in Q4 2021.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
		Included in interest sensitive and index product benefits:
$305,292	$1,977,888	Index credits	$3,861	$4,648	$72,398	$224,385	$442,568
240,889	245,892	Interest credited	56,402	62,383	60,770	61,334	63,974
		Included in change in fair value of derivatives:
(312,133)	(2,019,477)	Proceeds received at option expiration	(4,061)	(4,865)	(75,115)	(228,092)	(459,982)
647,132	630,015	Pro rata amortization of option cost	154,463	167,197	165,375	160,097	153,399
$881,180	$834,318	Cost of money for deferred annuities	$210,665	$229,363	$223,428	$217,724	$199,959

$51,558,865	$53,681,684	Weighted average liability balance outstanding	$47,802,219	$52,337,208	$52,940,739	$53,155,293	$53,064,893
Annuity Account Balance Rollforward

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
$53,191,277	$54,056,725	Account balances at beginning of period	$51,913,689	$52,762,558	$53,119,291	$53,191,277	$52,938,493
(4,068,761)	(4,279,394)	Reserves ceded - in-force	(3,810,982)	(257,779)	—	—	—
49,122,516	49,777,331	Account balance at beginning of period, net of reinsurance ceded	48,102,707	52,504,779	53,119,291	53,191,277	52,938,493
2,347,315	5,485,205	Net deposits	613,084	496,940	562,366	674,925	815,890
107,691	95,160	Premium bonuses	33,617	27,385	23,547	23,142	23,476
546,181	2,223,780	Fixed interest credited and index credits	60,263	67,031	133,168	285,719	506,542
(72,699)	(67,657)	Surrender charges	(22,030)	(19,783)	(15,345)	(15,541)	(13,638)
(157,655)	(174,974)	Lifetime income benefit rider fees	(39,636)	(41,036)	(40,169)	(36,814)	(46,672)
(4,388,734)	(4,147,568)	Surrenders, withdrawals, deaths, etc.	(1,243,390)	(1,121,627)	(1,020,300)	(1,003,417)	(1,032,814)
$47,504,615	$53,191,277	Account balances at end of period	$47,504,615	$51,913,689	$52,762,558	$53,119,291	$53,191,277

$2,243,215	$2,311,842	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,243,215	$2,542,651	$2,491,096	$2,396,587	$2,311,842

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Account Values Subject to Recurring Fees Under Reinsurance Agreements

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
$4,660,690	$—	Account value of business ceded subject to fee income at beginning of period	$5,612,098	$5,065,538	$4,859,360	$4,660,690	$4,459,858
4,068,761	4,279,394	In-force account value ceded subject to fee income	3,810,982	257,779	—	—	—
1,045,600	381,296	Premiums on business ceded subject to fee income	351,971	288,781	206,178	198,670	200,832
(132,715)	—	Disbursements on business ceded subject to fee income	(132,715)	—	—	—	—
$9,642,336	$4,660,690	Account value of business ceded subject to fee income at end of period	$9,642,336	$5,612,098	$5,065,538	$4,859,360	$4,660,690

$50,488	$15,670	Non-GAAP operating revenue associated with recurring fees (a)	$21,117	$10,988	$9,196	$8,589	$8,026
(a)Non-GAAP operating revenue associated with recurring fees is comprised of GAAP Other Revenue adjusted for the amortization of gains on assets transferred under a reinsurance transaction. See page 5 for the reconciliation of Net Income to Non-GAAP Operating Income and page 6 for the summary of adjustments to arrive at Non-GAAP Operating Income
Annuity Deposits by Product Type

Year Ended December 31,
2022	2021		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
		American Equity Life:
$2,692,141	$2,753,479	Fixed index annuities	$637,021	$627,444	$671,696	$755,980	$806,238
5,329	6,133	Annual reset fixed rate annuities	1,856	1,271	1,140	1,062	848
56,511	855,702	Multi-year fixed rate annuities	49,216	4,465	485	2,345	6,640
18,935	59,816	Single premium immediate annuities	494	1,915	3,073	13,453	14,145
2,772,916	3,675,130		688,587	635,095	676,394	772,840	827,871
		Eagle Life:
479,279	697,068	Fixed index annuities	145,772	102,379	104,374	126,754	176,101
380	350	Annual reset fixed rate annuities	230	143	—	7	13
82,581	1,597,292	Multi-year fixed rate annuities	65,434	14,684	123	2,340	40,901
562,240	2,294,710		211,436	117,206	104,497	129,101	217,015
		Consolidated:
3,171,420	3,450,547	Fixed index annuities	782,793	729,823	776,070	882,734	982,339
5,709	6,483	Annual reset fixed rate annuities	2,086	1,414	1,140	1,069	861
139,092	2,452,994	Multi-year fixed rate annuities	114,650	19,149	608	4,685	47,541
18,935	59,816	Single premium immediate annuities	494	1,915	3,073	13,453	14,145
3,335,156	5,969,840	Total before coinsurance ceded	900,023	752,301	780,891	901,941	1,044,886
968,906	424,819	Coinsurance ceded	286,445	253,446	215,452	213,563	214,851
$2,366,250	$5,545,021	Net after coinsurance ceded	$613,578	$498,855	$565,439	$688,378	$830,035

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands, except per share data)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2022:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.5	5.0	8.1%	$41,992,352	88.4%
Annual Reset Fixed Rate Annuities	7.4	1.7	3.4%	1,247,151	2.6%
Multi-Year Fixed Rate Annuities	3.9	1.7	7.4%	4,265,112	9.0%
Total	11.6	4.6	7.9%	$47,504,615	100.0%
Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$898,320	$3,616,403
0.0% < 2.0%	41,672	2,062,990
2.0% < 3.0%	65,004	4,321,344
3.0% < 4.0%	68,626	982,289
4.0% < 5.0%	6,436	2,772,450
5.0% < 6.0%	36,179	2,608,334
6.0% < 7.0%	71,838	2,548,367
7.0% < 8.0%	1,420,984	2,812,800
8.0% < 9.0%	2,547,819	2,219,917
9.0% < 10.0%	112,829	3,337,952
10.0% or greater	242,556	14,709,506
	$5,512,263	$41,992,352

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,514,723	0.00%
2023	4,336,011	3.03%
2024	3,919,595	5.38%
2025	5,453,784	4.44%
2026	4,892,384	5.96%
2027	4,283,172	7.81%
2028	3,714,323	9.00%
2029	4,143,581	10.42%
2030	2,775,742	12.89%
2031	3,900,824	13.80%
2032	3,060,964	14.38%
2033	1,068,172	17.39%
2034	676,085	18.03%
2035	350,543	18.50%
2036	196,242	18.99%
2037	113,435	19.50%
2038	105,035	20.00%
	$47,504,615	7.92%
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2022 for the $11.9 billion of account value of fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.21%.
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums on the $35.6 billion of account value allocated to index strategies, the cost of options would decrease by 1.03% based upon prices of options for the week ended January 1, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2022		December 31, 2021
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$169,071	0.4%	$1,078,746	1.9%
States, municipalities and territories	3,822,943	8.5%	3,758,761	6.5%
Foreign corporate securities and foreign governments	616,938	1.4%	375,097	0.6%
Corporate securities	20,201,774	44.8%	32,631,189	57.0%
Residential mortgage backed securities	1,366,927	3.0%	1,125,049	2.0%
Commercial mortgage backed securities	3,447,075	7.6%	4,682,900	8.2%
Other asset backed securities	5,155,254	11.4%	5,146,567	9.0%
Total fixed maturity securities	34,779,982	77.1%	48,798,309	85.2%
Mortgage loans on real estate	6,778,977	15.0%	5,650,480	9.9%
Real estate investments	1,056,063	2.3%	337,939	0.6%
Limited partnerships and limited liability companies	1,266,779	2.8%	520,120	0.9%
Derivative instruments	431,727	1.0%	1,277,480	2.2%
Other investments	829,900	1.8%	690,344	1.2%
Total investments, net of modified coinsurance investments	45,143,428	100.0%	57,274,672	100.0%
Coinsurance investments (a)	6,181,870		3,101,832
Total investments	$51,325,298		$60,376,504
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
Credit Quality of Fixed Maturity Securities - December 31, 2022

NAIC Designation	Amortized Cost	Carrying Amount	Percent	Rating Agency Rating	Amortized Cost	Carrying Amount	Percent
1	$24,466,961	$21,752,775	62.5%	Aaa/Aa/A	$24,462,459	$21,723,282	62.5%
2	14,185,506	12,398,001	35.7%	Baa	14,228,490	12,434,302	35.7%
3	562,190	490,198	1.4%	Ba	554,605	485,166	1.4%
4	109,409	91,495	0.3%	B	94,185	79,058	0.2%
5	61,721	36,738	0.1%	Caa	20,020	18,540	0.1%
6	14,636	10,775	—%	Ca and lower	40,664	39,634	0.1%
	39,400,423	34,779,982	100.0%		39,400,423	34,779,982	100.0%
Coinsurance investments (a)	5,465,596	5,024,635		Coinsurance investments (a)	5,465,596	5,024,635
	$44,866,019	$39,804,617			$44,866,019	$39,804,617
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Watch List Securities - December 31, 2022

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
States, municipalities and territories	$20,657	$—	$20,657	$(3,344)	$17,313
Corporate securities - Public securities	20,860	—	20,860	(1,050)	19,810
Corporate securities - Private placement securities	10,646	(3,214)	7,432	—	7,432
Residential mortgage backed securities	25,095	(133)	24,962	(2,954)	22,008
Commercial mortgage backed securities	41,899	—	41,899	(2,752)	39,147
Other asset backed securities	2,314	—	2,314	—	2,314
Collateralized loan obligations	103,907	—	103,907	(21,239)	82,668
	$225,378	$(3,347)	$222,031	$(31,339)	$190,692
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those on which we have taken credit losses.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$173,638	$169,071	$1,046,029	$1,078,746
States, municipalities and territories	4,356,191	3,822,943	3,325,468	3,758,761
Foreign corporate securities and foreign governments	680,263	616,938	353,198	375,097
Corporate securities:
Capital goods	1,601,113	1,395,595	2,329,169	2,666,627
Consumer discretionary	5,086,479	4,320,219	6,132,199	6,946,585
Energy	1,219,370	1,111,891	1,968,576	2,214,513
Financials	6,467,052	5,634,229	6,998,286	7,714,869
Government non-guaranteed	202,740	179,440	471,015	541,233
Industrials	166,061	138,999	377,631	425,201
Information technology	1,344,461	1,160,067	1,718,596	1,918,197
Materials	1,169,188	1,021,288	1,672,144	1,875,276
Telecommunications	1,306,495	1,090,868	1,569,176	1,756,741
Transportation	1,100,681	975,393	1,312,909	1,454,391
Utilities	3,620,946	3,115,520	4,156,578	4,716,397
Other	58,184	58,265	350,592	401,159
Residential mortgage backed securities:
Government agency	806,999	754,349	455,136	500,698
Prime	387,838	334,613	537,559	544,084
Alt-A	54,910	58,091	59,129	75,361
Non-qualified mortgage	169,847	157,960	—	—
Other	62,235	61,914	4,954	4,906
Commercial mortgage backed securities:
Government agency	170,307	157,903	380,339	415,026
Non-agency	3,668,300	3,289,172	4,169,970	4,267,874
Other asset backed securities:
Auto	44,450	41,896	218,106	222,364
Consumer discretionary	122,068	118,843	—	—
Financials	283,238	252,493	4,441	4,887
Collateralized loan obligations	4,071,929	3,775,347	3,789,984	3,745,452
Other	1,005,440	966,675	1,088,751	1,173,864
	39,400,423	34,779,982	44,489,935	48,798,309
Coinsurance investments (a)	5,465,596	5,024,635	2,509,248	2,507,634
	$44,866,019	$39,804,617	$46,999,183	$51,305,943
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	December 31, 2022		December 31, 2021
	Principal	Percent	Principal	Percent
Property type distribution
Commercial mortgage loans:
Office	$267,502	4.0%	$287,557	5.1%
Medical Office	10,265	0.1%	10,827	0.2%
Retail	878,352	13.0%	1,016,101	18.0%
Industrial/Warehouse	853,215	12.6%	924,779	16.3%
Apartment	893,910	13.2%	854,580	15.1%
Hotel	285,271	4.2%	283,500	5.0%
Mixed Use/Other	200,756	3.0%	217,970	3.9%
Agricultural mortgage loans	567,630	8.4%	408,135	7.2%
Residential mortgage loans	2,807,652	41.5%	1,652,910	29.2%
	6,764,553	100.0%	5,656,359	100.0%
Coinsurance investments (a)	171,633		37,817
	$6,936,186		$5,694,176

	Commercial		Agricultural
	Amortized Cost	Average LTV	Amortized Cost	Average LTV
As of December 31, 2022:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,358,793	53%	$266,695	45%
Greater than or equal to 1.2 and less than 1.5	505,644	61%	236,589	48%
Greater than or equal to 1.0 and less than 1.2	475,315	50%	15,075	39%
Less than 1.0	44,756	66%	47,604	33%
	3,384,508	54%	565,963	45%
Coinsurance investments (a)	170,050	61%	—	—%
	$3,554,558	54%	$565,963	45%

As of December 31, 2021:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,491,464	55%	$180,113	49%
Greater than or equal to 1.2 and less than 1.5	555,055	65%	202,031	48%
Greater than or equal to 1.0 and less than 1.2	466,517	53%	16,304	44%
Less than 1.0	77,948	65%	8,551	59%
	3,590,984	56%	406,999	48%
Coinsurance investments (a)	37,518	51%	—	—%
	$3,628,502	56%	$406,999	48%
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022
Unaudited (Dollars in thousands)

	December 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,389,271	$564,495	$2,773,251	$6,727,017
In workout	—	—	—	—
Delinquent	—	3,135	34,401	37,536
Principal outstanding	3,389,271	567,630	2,807,652	6,764,553

Unamortized discounts and premiums, net	—	—	55,917	55,917
Deferred fees and costs, net	(4,763)	(1,667)	1,909	(4,521)
Amortized cost	3,384,508	565,963	2,865,478	6,815,949

Valuation allowance	(22,428)	(1,021)	(13,523)	(36,972)
Carrying value	3,362,080	564,942	2,851,955	6,778,977

Coinsurance investments (a)	170,050	—	—	170,050
	$3,532,130	$564,942	$2,851,955	$6,949,027

	December 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,595,314	$408,135	$1,645,905	$5,649,354
In workout	—	—	—	—
Delinquent	—	—	7,005	7,005
Principal outstanding	3,595,314	408,135	1,652,910	5,656,359

Unamortized discounts and premiums, net	—	—	22,143	22,143
Deferred fees and costs, net	(4,330)	(1,136)	1,468	(3,998)
Amortized cost	3,590,984	406,999	1,676,521	5,674,504

Valuation allowance	(17,926)	(519)	(5,579)	(24,024)
Carrying value	3,573,058	406,480	1,670,942	5,650,480

Coinsurance investments (a)	37,518	—	—	37,518
	$3,610,576	$406,480	$1,670,942	$5,687,998
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022

Shareholder Information

	A.M. Best	S&P	Fitch
Financial Strength Ratings
American Equity Investment Life Insurance Company	A- (stable)	A- (stable)	A- (stable)
American Equity Investment Life Insurance Company of New York	A- (stable)	A- (stable)	A- (stable)
Eagle Life Insurance Company	A- (stable)	A- (stable)	A- (stable)

Credit Ratings
American Equity Investment Life Holding Company	bbb- (stable)	BBB-	BBB
Senior unsecured debt	bbb- (stable)	BBB-	BBB-
Perpetual, non-cumulative preferred stock	bb (stable)	BB	BB
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00
Fourth Quarter	$46.76	$28.05	$45.62	$0.36

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2022

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Andrew Kligerman
Credit Suisse Securities
(919) 593-7737
andrew.kligerman@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-9371
wilma.burdis@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com